UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2020

MARIMED INC.

(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Oceana Way, Norwood, Massachusetts	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 795-5140

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable.	Not Applicable.	Not Applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2020, MariMed Inc. (the “Registrant”) entered into an Exchange Agreement (the “Exchange Agreement”) with Navy Capital Green Fund, LP and Navy Capital Green Co-Invest Fund, LLC (collectively, “Navy”). Pursuant to the Exchange Agreement, Navy loaned the Registrant an aggregate of $4,417,500 and, in consideration for the loan, the Registrant issued promissory notes, due August 27, 2021 (with a right to extend through February 27, 2022 upon payment of an extension fee), in the aggregate principal amount of $4,417,500 to Navy (the “New Notes”) and exchanged 4,903,333 shares of the Registrant’s common stock, par value $0.001 per share, previously acquired by Navy, for an equal number of newly designated Series B Convertible Preferred Shares (the “Series B Preferred Stock”).

The forgoing is qualified in its entirety by reference to the Exchange Agreement and each of the New Notes filed herewith as Exhibit 10.1, 4.1 and 4.2, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the New Notes set forth in Item 1.01 above is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 27, 2020, in connection with the Exchange Agreement, the Registrant filed (i) a Certificate of Designation to designate the rights and preferences of the Series B Preferred Stock with the Secretary of State of Delaware; and (ii) a Certificate of Elimination to return all shares of the Series A Convertible Preferred Stock, par value $.001 per shares (“Series A Preferred”) to the status of authorized and unissued shares of undesignated preferred stock. None of the Series A Preferred were outstanding.

A copy of each of the Certificate of Designation and the Elimination Certificate is attached hereto as Exhibit 3.1 and 3.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Series B Convertible Preferred Stock Certificate of Designation as filed with the Secretary of State of Delaware on February 27, 2020.

3.2	Certificate Eliminating the Series A Preferred Stock as filed with the Secretary of State of Delaware on February 27, 2020.

4.1	Promissory Note, dated February 27, 2020, in the principal amount of $3,742,500, issued by MariMed Inc. to Navy Capital Green Fund, LP.
4.2	Promissory Note, dated February 27, 2020, in the principal amount of $675,000, issued by MariMed Inc. to Navy Capital Green Co-Invest Fund, LLC.
10.1	Exchange Agreement, dated as of February 27, 2020, among MariMed Inc., Navy Capital Green Management, LLC, a Delaware limited liability company, as discretionary investment manager of Navy Capital Green Fund, LP, and Navy Capital Green Co-Invest Fund, LLC.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: February 28, 2020
	By:	/s/ Jon R. Levine
Jon R. Levine, Chief Financial Officer